UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2019

OPTION CARE HEALTH, INC.

(Exact name of Company as specified in its charter)

001-11993

(Commission File Number)

Delaware	05-0489664
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

3000 Lakeside Dr. Suite 300N, Bannockburn, IL 60015

(Address of principal executive offices, with zip code)

(312) 940-2443

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BIOS	Nasdaq Capital Market

Item 8.01 Other Events.

On March 14, 2019, HC Group Holdings I, LLC and HC Group Holdings II, Inc. entered into a definitive agreement to merge with and into a wholly-owned subsidiary of BioScrip, Inc. (“BioScrip”) in an all-stock transaction (the “Merger”). On April 30, 2019, BioScrip filed with the U.S. Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A to solicit stockholder votes to approve, among other things, the issuance of BioScrip common stock in connection with the transaction. On June 7, 2019, the members of BioScrip’s board of directors were named as defendants in a purported stockholder class action filed in the Delaware Court of Chancery (the “Court”) by a BioScrip stockholder. The suit is captioned Schmidt v. Pate, et al., C.A. No. 2019-0430-SG. The complaint alleged that BioScrip’s directors breached their fiduciary duties of care, loyalty, good faith and/or disclosure by failing to disclose to BioScrip stockholders all material information necessary to make an informed decision regarding our proposal to issue common stock in connection with the Merger. Among other remedies, the plaintiff sought to enjoin the Merger and to hold BioScrip’s directors liable for allegedly breaching their fiduciary duties. After the complaint was filed, BioScrip determined to include additional disclosures in (i) a Schedule 14A filed by BioScrip with the SEC on June 26, 2019, and (ii) a Form 8-K filed by BioScrip with the SEC on July 24, 2019, to moot plaintiff’s claims. On August 7, 2019, the Court approved a notice under which the plaintiff voluntarily dismissed the action with prejudice as to himself only, but without prejudice as to any other putative class member. The Court retained jurisdiction solely for the purpose of adjudicating the anticipated application of plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses in connection with the supplemental disclosures included in the (i) Schedule 14A filed on June 26, 2019 and (ii) Form 8-K filed on July 24, 2019. We subsequently agreed to pay $200,000 to plaintiff’s counsel for attorneys’ fees and expenses in full satisfaction of the claim for attorneys’ fees and expenses in the action. The Court has not been asked to review, and will pass no judgment on, the payment of the attorneys’ fees and expenses or their reasonableness.

The Court’s proposed order closing the case is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Stipulation and Proposed Order Closing Case.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Option Care Health, Inc.

	By:	/s/ Michael Shapiro
Date: December 27, 2019		Michael Shapiro
Chief Financial Officer